J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Blend Fund

(All Shares Classes)

(a series of JPMorgan Trust I)

Supplement dated June 1, 2018

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated June 1, 2018

Effective immediately, the JPMorgan Small Cap Blend Fund (the “Fund”) has begun implementing its new investment strategy as a small cap blend fund as described in the Fund’s new prospectuses dated June 1, 2018 (the “New Strategy”). As a result, the Fund has begun selling a large portion of its existing small cap growth investments as it migrates to the New Strategy. The Fund anticipates implementing the New Strategy fully by June 8, 2018 under normal market conditions. Between June 1, 2018 and June 8, 2018, the Fund’s investments may be more heavily weighted in small cap growth securities, and the Fund may be more heavily subject to the growth strategy portion of its strategy risk.

In addition, as a result of the New Strategy, the Fund will be lifting its current limited offering as of June 8, 2018. Until June 8, 2018, the following language is added to each prospectus:

•	The following language is hereby added at the end of the “Class/Ticker:” in the “Risk/Return Summary” section of each prospectus:

Until June 8, 2018, the Fund is publicly offered on a limited basis.

•	The following language is hereby added at the beginning of the Section “Purchase and Sale of Fund Shares” in the Summary section of the Fund’s prospectus:

Until June 8, 2018, shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares and reinvest their dividends into the Fund from other J.P. Morgan Funds.

•	The following is hereby added as a new section entitled “FUND SUBJECT TO A LIMITED OFFERING” in the “Investing with J.P. Morgan Funds” section of each prospectus:

Until June 8, 2018, the Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund, except as described below:

•

Shareholders of the Fund as of August 12, 2011 are able to continue to purchase additional shares in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in such Fund;

•	Shareholders of the Fund as of August 12, 2011 are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•

Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) which had the Fund available to participants on or before August 12, 2011, may continue to open accounts for new participants in the Fund and purchase additional shares in existing participant accounts. Other group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) may also establish new accounts with the Fund, provided the group employer retirement plan had been accepted for investment by the Fund and its distributor on or before August 12, 2011. Additionally, certain approved fee-based advisory programs may continue to utilize the Fund for new and existing program accounts. These particular programs must have been accepted for continued investment by the Fund and its distributor on or before August 12, 2011;

•

Section 529 college savings plans may utilize the Fund for new and existing accounts. In order to be eligible, the plan must hold their shares through plan level or omnibus accounts held on the books of the Fund;

•	Current and future J.P. Morgan Funds which are permitted to invest in other J.P. Morgan Funds may purchase shares of the Fund;

•	Current and future investment companies not affiliated with JPMIM may purchase shares of the Fund if they receive prior approval of the Fund and its distributor; or

SUP-SCB-618

•	After May 22, 2017, new Section 529 college savings plans may utilize the Fund for program accounts with approval by the Fund and the distributor.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their accounts in the Fund unless a former shareholder makes his or her repurchase within 90 days of the redemption. Repurchases during this 90 day period will not be subject to any applicable sales charges if such sales charges are normally waived for repurchases within 90 days of the redemption as described in the “Repurchase Rights” section above. However, these repurchase restrictions do not apply to Group Retirement Plans that are eligible to continue to invest under the limited offerings as described above. If shares are purchased through a Financial Intermediary, contact your investment representative for their requirements and procedures.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the limited offering dates outlined above, J.P. Morgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If J.P. Morgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The following language is hereby added before the last paragraph of the “GENERAL — Share Classes” section in the Part I of the Fund’s Statement of Additional Information:

Until June 8, 2018, all share classes of the Fund are not available for purchase by new investors except as described in the Fund’s Prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE